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                                                                    EXHIBIT 10.1

                                     CHARTER
            AUDIT AND COMPLIANCE COMMITTEE OF THE BOARD OF DIRECTORS
                            KINDRED HEALTHCARE, INC.

Mission Statement

The Committee is appointed to assist the Board of Directors in monitoring (i) the adequacy of the Company's system of internal controls, accounting policies, financial reporting practices, and the quality and integrity of the Company's financial reporting; and (ii) the Company's compliance with applicable laws, regulations, and policies.

Organization

The Audit and Compliance Committee of the Board of Directors shall be comprised of at least three directors who are independent of the management and the Company and free of any relationship that would interfere with their exercise of independent judgment. All Audit and Compliance Committee members will be competent in understanding financial statements, and at least one member will have accounting or related financial management expertise. The Committee shall meet at least four times annually and shall report to the Board of Directors on its findings and matters within the scope of its responsibility. The Committee shall maintain minutes of all its meetings to document its activities and recommendations. The Committee shall obtain the full Board of Directors' approval of this Charter and review and reassess this Charter as conditions dictate (at least annually) and recommend changes it considers appropriate to the Board.

Roles And Responsibilities

Engagement and Relationships with Auditors
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 .    Review and then, recommend to the directors engagement of the independent auditors to be selected to audit the financial statements of the Company and its subsidiaries.

 .    Communicate to the independent auditors that they are ultimately accountable to the Board of Directors and the Audit and Compliance Committee, as the shareholders' representatives, who have the ultimate authority in deciding to engage, evaluate, and if appropriate, terminate their services.

 .    Meet with the independent auditors and financial management of the Company to review the scope of the proposed audit and timely quarterly reviews for the current year and the procedures to be utilized, review such audit or review, including any comments or recommendations of the independent auditors, and review the independent auditors' compensation.

 .    Review with the independent auditors, the Company's internal auditor, and financial and accounting personnel, the adequacy and effectiveness of the accounting and financial controls of the Company, and elicit any recommendations for the improvement of such internal control procedures or particular areas where new or more detailed controls or procedures are

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     desirable. The Committee should review whether recommendations made have been implemented by management.

 .    Inquire of management, the internal auditor, and the independent auditors about significant financial risks or exposures and assess the steps management has taken to control such risks or exposure.

 .    Review and, concur with or reject, management's appointment, termination, or replacement of the Director of Internal Audit.

 .    Review the internal audit function of the Company including the independence and authority of the internal audit function's reporting obligations, the proposed internal audit plans for the coming year, and the coordination of such plans with the independent auditors.

 .    Review the significant reports from completed internal audits as well as management's responses.

 .    Receive prior to each meeting, a progress report on the proposed internal audit plan, with explanations for any deviations from the original plan.

Financial Reporting
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 .    Review the quarterly financial statements with financial management and the independent auditors prior to the filing of the Form 10-Q (or prior to the press release of results, if possible) to determine that the independent auditors do not take exception to the disclosure and content of the financial statements, and discuss any other matters required to be communicated to the Committee by the auditors. The chair and another member of the Committee may represent the entire Committee for purposes of this review.

 .    Review the financial statements contained in the annual report to shareholders with management and the independent auditors to determine that the independent auditors are satisfied with the disclosure and content of the financial statements to be presented to the shareholders. Any changes in accounting principles should be reviewed.

 .    Discuss with financial management and the independent auditors the quality of the accounting principles and judgments used in preparing the financial statements.

 .    Discuss with the independent auditors the matters required to be discussed by Statement of Auditing Standards No. 61, as amended from time to time, relating to the conduct of the audit.

 .    Obtain from the independent auditors their report on compliance with
     Section 10A of the Securities Act of 1933, as amended.

 .    Review with the Company's General Counsel legal matters that may have a material impact on the Company's financial statements, compliance issues, and any material inquiries or reports from regulators or governmental agencies.

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 .    Review with financial management and the independent auditors the results of their timely analysis of significant financial reporting issues and practices, including changes in, or new adoptions of, accounting principles and disclosure practices and discuss any other matters required to be communicated to the Committee by the auditors.

 .    Provide sufficient opportunity for the internal and independent auditors to meet with the members of the Audit and Compliance Committee without members of management present. Among the items to be discussed in these meetings are the independent auditors' evaluation of the Company's financial, accounting, and auditing personnel, and the cooperation that the independent and internal auditors received during the course of their audits.

 .    On an annual basis, obtain from the independent auditors a written communication delineating all their relationships and professional services as required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees. In addition, review with the independent auditors the nature and scope of any disclosed relationships or professional services and take, or recommend that the Board of Directors take, appropriate action to ensure the continuing independence of the auditors.

 .    Prepare a report of the Audit and Compliance Committee as required to be included in the Company's proxy statement.

 .    Report the results of the annual audit to the Board of Directors. If the
     Committee considers it advisable or if requested by the Board of Directors, invite the independent auditors to attend the full Board of Directors meeting to assist in reporting the results of the annual audit or to answer other directors' questions (alternatively, the other directors, particularly the other independent directors, may be invited to attend the Audit and Compliance Committee meeting during which the results of the annual audit are reviewed).

 .    Include a copy of this Charter in the annual report to shareholders or the proxy statement at least triennially or the year after any significant amendment to the Charter.

Corporate Compliance
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 .    Review and, concur with or reject, management's appointment, termination, or replacement of the Corporate Compliance Officer.

 .    Review the adequacy of the Company's system of internal controls, accounting policies, financial reporting practices, and the quality and integrity of financial reporting to Federal health care programs.

 .    Ensure that the Company adopts and implements policies and procedures designed to ensure compliance with all applicable statutes, regulations, policies and the Corporate Integrity Agreement.

 .    Ensure that the Company has a system in place to respond to Federal, state, internal, and external reports of quality of care issues and that such system functions adequately.

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 .    Ensure that the Company adopts and implements policies and procedures that are designed to ensure that each individual cared for in the Company's facilities receives the level of care required by law.

 .    Be available to the Compliance Officer, the External Monitors and the
     Independent Review Organization to respond to any issues or questions that might arise under the Corporate Integrity Agreement.

 .    Review with the Compliance Officer the steps the Company is taking to educate its employees regarding its Standards of Conduct and compliance issues.

 .    Review with the Compliance Officer the types of issues reported to the
     Company through its compliance hotline and the results of any internal investigations initiated by the Company in response to compliance issues reported through the hotline or otherwise brought to the Company's attention.

 .    Investigate, or ask the General Counsel to investigate, any matter brought to the attention of the Committee within the scope of its duties, and obtain legal advice for this purpose, if, in its judgment, that is appropriate.

Reporting Responsibilities
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 .    Submit the minutes of all meetings of the Audit and Compliance Committee to, or discuss the matters discussed at each committee meeting with, the Board of Directors.

               Approved by the Audit and Compliance Committee and the Board of Directors on September 25, 2001.

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